UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 19, 2006


                          First Consulting Group, Inc.
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             (Exact name of registrant as specified in its charter)


         Delaware                     000-23651                   95-3539020
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(State or other jurisdiction          (Commission               (IRS Employer
      Of incorporation)               File Number)           Identification No.)

           111 W. Ocean Blvd. 4th Floor,
                  Long Beach, CA                                     90802
    (Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code (562) 624-5200


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 - Other Events.

     On April 20, 2006, FCG announced that it received written notification from Nasdaq on April 19, 2006 that FCG is in full compliance with the Nasdaq National Market's continued listing requirements and that the prior actions taken to delist FCG have been discontinued and are now closed. This determination has been made by Nasdaq based upon the filing by FCG on April 19, 2006 of its Annual Report on Form 10-K for the fiscal year ended December 30, 2005. The full text of the press release announcing the receipt of the full compliance notice from Nasdaq is furnished as Exhibit 99.1 to this report.

     The information in this report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           First Consulting Group, Inc.


Date: April 20, 2006                       By: /s/ Michael A. Zuercher
                                               ---------------------------------
                                               Michael A. Zuercher
                                               VP, General Counsel and Secretary